FOURTH AMENDMENT
TO
REVOLVING CREDIT AND LETTER OF CREDIT AGREEMENT




     This Amendment, dated as of July 6, 1994, is entered into by (1) FRONTIER OIL AND REFINING COMPANY, a Delaware corporation (the "Borrower"), (2) the banks parties to the Credit Agreement referred to below (the "Banks") and
(3) UNION BANK, a California banking corporation, as agent
(the "Agent") for the Banks.


Recitals

     A. The Borrower, the Banks and the Agent have entered into a Revolving Credit and Letter of Credit Agreement dated as of August 10, 1992, as amended by a letter of waiver and amendment dated March 17, 1993, a Second Amendment to Revolving Credit and Letter of Credit Agreement dated as of April 30, 1993 and a Third Amendment to Revolving Credit and Letter of Credit Agreement dated as of December 31, 1993 (said Agreement, as so amended, herein called the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

     B. The Borrower, the Banks and the Agent wish to amend the Credit Agreement to, among other things, extend the Commitment Termination Date and change some of the pricing terms. Accordingly, the Borrower, the Banks and the Agent agree as set forth below.

     Section 1. Amendments to Credit Agreement. Effective as of June 30, 1994 in the case of the amendments set forth in Sections 1(a), (b), (e), (f), (g), (h), (i) and
(j), and effective as of July 1, 1994 in the case of the amendments set forth in Sections 1(c) and (d), and subject to satisfaction of the conditions precedent set forth in
Section 2, the Credit Agreement is hereby amended as follows:

          (a)     The definition of "Commitment Termination
Date" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

          "'Commitment Termination Date' means April 2,
1996; provided, however, that, upon (a) written request by the Borrower not later than May 15, 1995 and (b) notice of such extension by the Agent to the Borrower not later than July 15, 1995, the Commitment Termination Date may be extended by the Agent and the Banks, in their sole and absolute discretion, for up to an additional year; and further provided, however, that the Agent's failure to notify the Borrower of any such extension by the applicable date referred to above shall constitute a denial of such extension."

          (b)     The definition of "LIBOR Rate" in Section
1.1 of the Credit Agreement is amended by deleting the words
"LIBOR Loan" in clause (a) thereof and substituting the word
"Borrowing."

          (c) Section 2.2(a) of the Credit Agreement is amended by deleting the words and figures "one-half percent
(.50%)" and substituting the words and figures "four hundred twenty-five thousandths percent (.425%)."

          (d) Section 2.6(a) of the Credit Agreement is amended by deleting the words and figures "one and three-quarters percent (1.75%)" in clause (i) thereof and "three percent (3.00%)" in clause (ii) thereof and substituting the words and figures "one and one-quarter percent (1.25%)" and "two and one-quarter percent (2.25%)," respectively.

          (e) Section 2.6(b) of the Credit Agreement is amended by deleting the first parenthetical therein and substituting the parenthetical "(whether at stated maturity, by required prepayment, by acceleration or otherwise)."

          (f)     Section 2.10 of the Credit Agreement is
amended by deleting the two parentheticals therein and substituting in each case the parenthetical "(without any requirement of compliance with the conditions set forth in
Article 4 or with the limitations contained in  Section
2.1(a), but subject to Sections 2.3 and 2.7(b))."

          (g)     Section 5.2 of the Credit Agreement is
amended by deleting the words "ability to the Borrower" in clause (c) thereof and substituting the words "ability of the Borrower."

          (h) Section 6.1(a) of the Credit Agreement is amended in full to read as follows:

                  "(a) by 2:00 p.m., Los Angeles time, on
the sixth day after (but excluding any weekday that is a federal holiday observed in the State of Colorado) each weekly date of calculation referred to below, an Accounts aging schedule in form satisfactory to the Agent and a Borrowing Base Certificate, both as of Wednesday of each week or, if an Inventory Audit is conducted during such week, as of the date of such Inventory Audit, together with, in the case of each Borrowing Base Certificate that is the first Borrowing Base Certificate with an effective date in a calendar month following a calendar month in which an Inventory Audit was not performed, a certification by the Borrower's Chief Financial Officer or President to the effect that the volume of Inventory contained in each tank located at the Borrower's Cheyenne refinery, as determined by the reading of tank sight gauges as of the last day of the preceding calendar month and after any necessary recalibration of such sight gauges, equals the volume of Inventory (plus or minus 2%) contained in such tank that was simultaneously determined by the Borrower's physical measurement of such Inventory, using standard industry practices and standard tank-gauging wire-line devices."

          (i)     Section 6.2 of the Credit Agreement is
amended in full to read as follows:

          "Section 6.2 Audits. At any reasonable time and from time to time, upon reasonable prior notice to the Borrower, the Borrower will permit the Agent and its consultants, agents and representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties and have access to the assets of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of its officers, directors and employees and with its independent certified public accountants, including for the purpose of conducting Inventory Audits (which shall be conducted at least once each calendar quarter, as of the last day of such quarter) and Asset-Based Audits (which shall be conducted at least semiannually)."

          (j) The parenthetical in Section 9.4(a) of the Credit Agreement is amended in full to read as follows:

          "(including for Asset-Based Audits (provided that the Borrower shall not be required to pay for more than three Asset-Based Audits conducted during any single calendar year), Inventory Audits (provided that the Borrower shall not be required to pay for more than six Inventory Audits conducted during any single calendar year) and the reports referred in Sections 4.1(a)(ix) and (x))."

          Section 2. Conditions to Effectiveness. This Amendment shall become effective as provided above when the Agent has received a renewal fee of $160,000 for the account of the Banks and all of the following documents, each dated the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:

          (a)     this Amendment, duly executed by the
Borrower and the Banks;

          (b) an amendment to the FOC Guaranty with respect to the capital expenditure covenant contained in
Section 7.2(j) thereof, duly executed by FOC and the Banks, together with the other documents required to be delivered to the Agent as conditions precedent to the effectiveness of such amendment;

          (c)     an amendment and restatement of the
Agent's Fee Letter;

          (d) a consent to this Amendment, duly executed by Wainoco and the Guarantors;

          (e) copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and any documents delivered by the Borrower pursuant hereto, certified by the Secretary or an Assistant Secretary of the Borrower to be correct and complete and in full force and effect as of the date of execution, and as of the effective date, of this Amendment;
          (f)     a certificate of the Secretary or an
Assistant Secretary of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed this Amendment or any document delivered by the Borrower pursuant hereto;

          (g) a certificate of the Borrower, signed on behalf of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, certifying as to (A) the absence of any amendments to the charter documents or bylaws of the Borrower on or after August 18, 1992, (B) the truthfulness in all material respects of the representations and warranties contained in the Credit
Documents as though made on and as of the effective date of this Amendment and (C) the absence of any event occurring and continuing, or resulting from the effectiveness of this Amendment, that constitutes a Default or an Event of Default; and

          (h)     such other approvals, opinions and
documents as the Agent may reasonably request.

          Section 3.     Representations and Warranties of
Borrower.  The Borrower represents and warrants as follows:

          (a)     The Borrower is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not
(i) contravene the Borrower's charter documents or bylaws,
(ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or
(iii) result in or require the creation or imposition of any Lien or preferential arrangement of any nature (other than any created by the Credit Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          (c) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Credit Documents, as amended hereby, to which the Borrower is or is to be a party.

          (d) This Amendment and each of the Credit Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

          (e) The Security Agreement, the Account Pledge Agreement and the Note Pledge Agreement constitute valid and perfected first-priority Liens on the Collateral covered thereby, enforceable against all third parties in all jurisdictions, and secure the payment of all obligations of the Borrower under the Credit Documents, as amended hereby; and the execution, delivery and performance of this Amendment do not adversely affect the Lien of the Security Agreement, the Account Pledge Agreement or the Note Pledge Agreement.

          (f) The consolidated balance sheet of FOC and its Subsidiaries as of December 31, 1993 and the related consolidated statements of income, retained earnings and cash flows of FOC and its Subsidiaries for the fiscal year then ended, certified by Arthur Andersen & Co., independent public accountants, and the report as of April 30, 1994 referred to in Section 7.1(j)(i) of the FOC Guaranty, certified by the chief financial officer or chief accounting officer of FOC, fairly present the consolidated financial condition of FOC and its Subsidiaries as of such dates and the consolidated results of the operations of FOC and its Subsidiaries for the fiscal periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since April 30, 1994 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of FOC or any of its Subsidiaries. FOC and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

          (g) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting
FOC or any its Subsidiaries before any Governmental Person or arbitrator that may materially and adversely affect the financial condition or operations of FOC or any of its Subsidiaries or that purports to affect the legality, validity or enforceability of this Amendment or any of the Credit Documents, as amended hereby.

          Section 4.     Reference to and Effect on Credit
Documents.

          (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended or referred to above, the Credit Agreement and the other Credit
Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement, the Account Pledge Agreement and the Note Pledge Agreement, and all of the Collateral described therein, do and shall continue to secure the payment of all obligations of the Borrower under the Credit Documents, as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

          Section 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and the Borrower agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          Section 7.     Governing Law.  THIS AMENDMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE
AND PERFORMED IN THE STATE OF CALIFORNIA.


FRONTIER OIL AND REFINING COMPANY



By:     /s/ Jon D. Galvin
        -------------------------
        Jon D. Galvin
        Vice President and
         Chief Financial Officer



UNION BANK, as Agent and
  as a Bank


By:     /s/ Richard P. DeGrey, Jr.
        --------------------------
        Richard P. DeGrey, Jr.
        Vice President



By:     /s/ Walter M. Roth
        --------------------------
Name:   Walter M. Roth
Title:  Vice President




BANQUE PARIBAS



By:     /s/ Marian Livingston
        --------------------------
Name:   Marian Livingston
Title:  Vice President




By:     /s/ J. Wehner
        --------------------------
Name:   J. Wehner
Title:  Senior Vice President




DEN NORSKE BANK AS



By:     /s/ Theodore S. Jadick, Jr.
        ---------------------------
Name:   Theodore S. Jadick, Jr.
Title:  Senior Vice President



By:     /s/ Jairo Jimenez
        ---------------------------
Name:   Jairo Jimenez
Title:  Assistant Treasurer